                            KRUG INTERNATIONAL CORP.

                               POWER OF ATTORNEY


         WHEREAS, KRUG International Corp., an Ohio corporation (the "Company"), intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended March 31, 1996;

         NOW, THEREFORE, the undersigned, in his capacity as a director of the Company hereby appoints Charles Linn Haslam, Robert M. Thornton, Jr. and Thomas
W. Kemp, and each of them, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1996 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 24 day of June 1996.




                                        /s/ Robert M. Thornton, Jr.
                                        __________________________________
                                            Robert M. Thornton, Jr.

                            KRUG INTERNATIONAL CORP.

                               POWER OF ATTORNEY


         WHEREAS, KRUG International Corp., an Ohio corporation (the "Company"), intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended March 31, 1996;

         NOW, THEREFORE, the undersigned, in his capacity as a director of the Company hereby appoints Charles Linn Haslam, Robert M. Thornton, Jr. and Thomas
W. Kemp, and each of them, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1996 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 24 day of June 1996.




                                          /s/ T. Wayne Holt
                                          __________________________________
                                              T. Wayne Holt

                            KRUG INTERNATIONAL CORP.

                               POWER OF ATTORNEY


         WHEREAS, KRUG International Corp., an Ohio corporation (the "Company"), intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended March 31, 1996;

         NOW, THEREFORE, the undersigned, in his capacity as a director of the Company hereby appoints Charles Linn Haslam, Robert M. Thornton, Jr. and Thomas
W. Kemp, and each of them, to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1996 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

         IN WITNESS WHEREOF, the undersigned has executed this instrument this 24 day of June 1996.




                                              /s/ W. Edward Greenhalgh
                                              __________________________________
                                                  W. Edward Greenhalgh